UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                   Other Events

On October 8, 2008, the Supreme Court of Bermuda (the “Bermuda Court”) authorized Sea Containers Ltd. (“SCL” or the “Company”) to begin soliciting votes on its Scheme of Arrangement Pursuant to Section 99 of the Companies Act 1981 of Bermuda Between Sea Containers Limited and Its Scheme Creditors (the “SCL Scheme of Arrangement”) and to distribute to its creditors a related Explanatory Statement (the “SCL Explanatory Statement”).  The Bermuda Court has set November 10, 2008, as the deadline for creditors of SCL to vote on or object to the SCL Scheme of Arrangement.  Copies of the SCL Scheme of Arrangement and the SCL Explanatory Statement were previously filed with the United States Securities and Exchange Commission (the “SEC”) as Exhibit 99.6 to a Form 8-K filed on September 18, 2008, and are hereby incorporated by reference.  Copies of the SCL Scheme of Arrangement and the SCL Explanatory Statement are also publicly available and may be accessed free of charge at the Company’s private website at http://www.bmcgroup.com/scl.

As a result of the approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) of the Disclosure Statement (as amended and with the exhibits thereto, the “Disclosure Statement”) related to the Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code (as amended and with the exhibits thereto, the “Plan”) and the Bermuda Court’s order with respect to the SCL Scheme of Arrangement and the SCL Explanatory Statement, SCL has begun the process of soliciting votes for the Plan from eligible claim holders and soliciting proxies in favor of the SCL Scheme of Arrangement from certain creditors of SCL.

In connection with the Plan and the Disclosure Statement filed by SCL and its debtor-affiliates with the Bankruptcy Court, on October 10, 2008, the following five directly or indirectly owned subsidiaries of SCL filed with the High Court of Justice of England & Wales (the “English Court”) schemes of arrangement pursuant to Part 26 of the Companies Act 2006 of Great Britain (collectively, the “U.K. Schemes of Arrangement”) and a related explanatory statement with respect to each (collectively, with exhibits thereto, the “U.K. Explanatory Statements”): (1) 0438490 Travel Limited filed its Proposal in Relation to a Scheme of Arrangement Between 0438490 Travel Limited and Its Scheme Creditor, consisting of a scheme of arrangement and a related explanatory statement (the “0438490 Travel Proposal”); (2) 1882420 Limited filed its Proposal in Relation to a Scheme of Arrangement Between 1882420 Limited and Its Scheme Creditor, consisting of a scheme of arrangement and a related explanatory statement (the “1882420 Limited Proposal”); (3) SC Maritime Limited filed its Proposal in Relation to a Scheme of Arrangement Between SC Maritime Limited and Its Scheme Creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SC Maritime Proposal”); (4) Sea Containers Services Limited filed its Proposal in Relation to a Scheme of Arrangement Between Sea Containers Services Limited and Its Scheme Creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SCSL Proposal”); (5) Yorkshire Marine Containers Limited filed its Proposal in Relation to a Scheme of Arrangement Between Yorkshire Marine Containers Limited and Its Scheme Creditor, consisting of a scheme of arrangement and a related explanatory statement (the “YMCL Proposal” and, together with the 0438490 Travel Proposal, the 1882420 Limited Proposal, the SC Maritime Proposal, and the SCSL Proposal, the “Proposals”).

A copy of the 0438490 Travel Proposal as filed with the English Court is attached hereto as Exhibit 99.1 and incorporated herein by reference.  A copy of the 1882420 Limited Proposal as filed with the English Court is attached hereto as Exhibit 99.2 and incorporated herein by reference.  A copy of the SC Maritime Proposal as filed with the English Court is attached hereto as Exhibit 99.3 and incorporated herein by reference.  A copy of the SCSL Proposal as filed with the English Court is attached hereto as Exhibit 99.4 and incorporated herein by reference.  A copy of the YMCL Proposal as filed with the English Court is attached hereto as Exhibit 99.5 and incorporated herein by reference.  Copies of the U.K. Schemes of Arrangement and the U.K. Explanatory Statements as set forth in each of the Proposals are also publicly available and may be accessed free of charge at the Company’s private website at http://www.bmcgroup.com/scl.

Hearings before the English Court with respect to the originating summons issued in connection with each of the U.K. Schemes of Arrangement and U.K. Explanatory Statements are scheduled for October 16, 2008.  The Company recommends that its stakeholders refer to the limitations and qualifications included in the U.K. Schemes of Arrangement and U.K. Explanatory Statements, as applicable, with respect to the information contained therein.  Information contained in the U.K. Schemes of Arrangement and U.K. Explanatory Statements is subject to change, whether as a result of amendments to the Plan, actions of third parties, or otherwise.

SCL and its affiliates intend to solicit proxies in favor of the U.K. Schemes of Arrangement, subject to authorization from the English Court.  This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan, the SCL Scheme of Arrangement, or the U.K. Schemes of Arrangement.  The Plan, the SCL Scheme of Arrangement, and the U.K. Schemes of Arrangement will become effective only if they receive the requisite stakeholder approval and are confirmed by the Bankruptcy Court, the Bermuda Court, or the English Court, respectively.

Limitation on Incorporation by Reference

The Plan, Disclosure Statement, SCL Scheme of Arrangement and SCL Explanatory Statement, and the U.K. Schemes of Arrangement and the U.K. Explanatory Statements shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements or other documents filed with the SEC shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by SCL may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  (i) the ability of the Company to continue as a going concern; (ii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the Company’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm, and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) the Company’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (ix) the ability of the Company to execute its business plans and strategy; (x) the ability of the Company to attract, motivate and/or retain key executives and associates; and (xi) increased competition in the container leasing industry.  SCL undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities.  Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.  A plan or plans of reorganization could result in holders of SCL’s common stock or other equity interests and claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims.  Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan.  In light of the foregoing, the Company considers the value of the common stock and claims to be highly speculative and cautions equity holders that the stock and creditors that the claims may ultimately be determined to have no value.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in SCL’s common stock or other equity interest or any claims relating to prepetition liabilities.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Proposal in Relation to a Scheme of Arrangement Between 0438490 Travel Limited and Its Scheme Creditor

99.2	Proposal in Relation to a Scheme of Arrangement Between 1882420 Limited and Its Scheme Creditor

99.3	Proposal in Relation to a Scheme of Arrangement Between SC Maritime Limited and Its Scheme Creditors

99.4	Proposal in Relation to a Scheme of Arrangement Between Sea Containers Services Limited and Its Scheme Creditors

99.5	Proposal in Relation to a Scheme of Arrangement Between Yorkshire Marine Containers Limited and Its Scheme Creditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

Date: October 15, 2008

	BY:	/s/ Laura Barlow
Laura Barlow
Chief Financial Officer and Chief
Restructuring Officer